                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 16, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)



                          HONEYWELL INTERNATIONAL INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                     1-8974                       22-2640650
  (State of               (Commission File No.)             (IRS Employer
Incorporation)                                           Identification No.)

                                101 Columbia Road
                                  P.O. Box 4000
                        Morristown, New Jersey 07962-2497
                            Telephone: (973) 455-2000
          ------------------------------------------------------------
                    (Address of Principal Executive Offices)

Item 5.  Other Events.

         Honeywell International Inc. and General Electric Company have executed and delivered the letter agreement dated as of July 16, 2001 attached hereto as
Exhibit 99.1. Attached as Exhibit 99.2 hereto is the press release that was issued announcing the execution and delivery of the letter agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


    (c) Exhibits

         99.1     Letter Agreement dated as of July 16, 2001 between General
                  Electric and Honeywell.

         99.2     Press Release dated July 17, 2001.


                                   Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2001


                                         HONEYWELL INTERNATIONAL INC.


                                         By: /s/ Victor P. Patrick
                                             ----------------------------------
                                             Name: Victor P. Patrick
                                             Title: Vice President and Secretary

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
  99.1        Letter Agreement dated as of July 16, 2001 between General
              Electric and Honeywell.

  99.2        Press Release dated July 17, 2001.
